                                                                    Exhibit 99.1






                                RIGHTS AGREEMENT

                                    between

                          URBAN SHOPPING CENTERS, INC.

                                      and

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK,

                                as Rights Agent

                            Dated as of May 5, 1999




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
                                TABLE OF CONTENTS
                                                                                     Page
                                                                                     ----


Section 1.  Certain Definitions .................................................    1

Section 2.  Appointment of Rights Agent .........................................    5

Section 3.  Issuance of Right Certificates ......................................    5

Section 4.  Form of Right Certificates ..........................................    7

Section 5.  Countersignature and Registration ...................................    8

Section 6.  Transfer, Division, Combination and Exchange of Right
            Certificates; Mutilated, Destroyed, Lost or Stolen Right
            Certificates ........................................................    9

Section 7.  Exercise of Rights; Purchase Price; Expiration Date of Rights .......    9

Section 8.  Cancellation and Destruction of Right Certificates ..................   11

Section 9.  Availability of Preferred Shares ....................................   12

Section 10.  Preferred Shares Record Date .......................................   12

Section 11.  Adjustment of Purchase Price, Number of Shares or Number of Rights .   13

Section 12.  Certificate of Adjusted Purchase Price or Number of Shares .........   19

Section 13.  Consolidation, Merger or Sale or Transfer of Assets or Earning Power   20

Section 14.  Fractional Rights and Fractional Shares ............................   22

Section 15.  Rights of Action ...................................................   23

Section 16.  Agreement of Right Holders .........................................   23

Section 17.  Right Certificate Holder Not Deemed a Stockholder ..................   24

Section 18.  Concerning the Rights Agent ........................................   24

Section 19.  Merger or Consolidation or Change of Name of Rights Agent ..........   25

Section 20.  Duties of Rights Agent .............................................   25

Section 21.  Change of Rights Agent .............................................   28

Section 22.  Issuance of New Right Certificates .................................   28

Section 23.  Redemption .........................................................   29

Section 24.  Exchange ...........................................................   30

Section 25.  Notice of Certain Events ...........................................   31

Section 26.  Notices ............................................................   32

Section 27.  Supplements and Amendments .........................................   32

Section 28.  Successors .........................................................   33

Section 29.  Benefits of this Agreement .........................................   33

Section 30.  Severability .......................................................   33

Section 31.  Governing Law ......................................................   33

Section 32.  Counterparts .......................................................   33

Section 33.  Descriptive Headings ...............................................   33

Section 34.  Determinations and Actions by the Board ............................   33


Exhibit A -   Form of Articles Supplementary of Urban Shopping Centers, Inc.
Exhibit B -   Form of Right Certificate

                                RIGHTS AGREEMENT
                                ----------------


         This Rights Agreement (this "Agreement"), is entered into as of May 5, 1999 between Urban Shopping Centers, Inc., a Maryland corporation (the "Company"), and First Chicago Trust Company of New York, as rights agent (the "Rights Agent").

         The Board (as hereinafter defined) has authorized and declared a dividend of one preferred share purchase right (a "Right") for each Common Share (as hereinafter defined) or Unit Voting Share (as hereinafter defined) of the Company outstanding as of the close of business on May 19, 1999 (the "Record Date"), each Right representing the right to purchase one one-thousandth of a Preferred Share (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right with respect to each Common Share or Unit Voting Share of the Company that becomes outstanding between the Record Date and the first to occur of the Redemption Date and the Final Expiration Date (as such terms are hereinafter defined).

         Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

          Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

                  "Acquiring Person" means any Person (as hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, is the Beneficial Owner (as hereinafter defined) of 15% or more of the Common Shares of the Company then outstanding, but does not include the Company, any Affiliate or Subsidiary (as hereinafter defined) of the Company, any employee benefit plan of the Company or of any Affiliate or Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan, or any Grandfathered Person (as defined below). Notwithstanding the foregoing, no Person shall be deemed an "Acquiring Person" as the result of (i) an acquisition of Common Shares by the Company which, by reducing the number of Common Shares outstanding, increases the proportionate number of Common Shares Beneficially Owned by such Person to 15% or more of the Common Shares of the Company then outstanding, or (ii) the acquisition by such Person of newly issued Common Shares directly from the Company (it being understood that a purchase from an underwriter or other intermediary is not directly from the Company); PROVIDED, HOWEVER, that if a Person becomes the Beneficial Owner of 15% or more of the Common Shares of the Company then outstanding by reason of Common Share acquisitions by the Company or the acquisition of newly issued Common Shares directly from the Company and, after such Common Share acquisitions or direct issuance by the Company, becomes the Beneficial Owner of any additional Common Shares of the Company, then such Person shall be deemed an "Acquiring Person;" and provided, further, that any transferee from such Person who becomes the Beneficial

         Owner of 15% or more of the Common Shares of the Company then outstanding shall nevertheless be deemed an "Acquiring Person." Notwithstanding the foregoing, if the Board determines in good faith that a Person who would otherwise be an "Acquiring Person" became such inadvertently (including, without limitation, because (A) such Person was unaware that it Beneficially Owned a percentage of Common Shares that would otherwise cause such Person to be an "Acquiring Person" or
         (B) such Person was aware of the extent of its Beneficial Ownership of Common Shares but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement) and without any intention of changing or influencing control of the Company, then such Person shall not be deemed an "Acquiring Person" for any purpose of this Agreement unless and until such Person fails to divest itself, as soon as practicable (as determined, in good faith, by the Board), of Beneficial Ownership of a sufficient number of Common Shares so that such Person would no longer otherwise qualify as an "Acquiring Person."

                  "Affiliate" and "Associate" have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act, as in effect on the date of this Agreement.

                  A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "Beneficially Own" any securities:

                           (i) which such Person or any of such Person's
                  Affiliates or Associates Beneficially Owns, directly or indirectly;

                           (ii) which such Person or any of such Person's
                  Affiliates or Associates, directly or indirectly, has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, whether written or oral (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; PROVIDED, HOWEVER, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; (B) the sole or shared right to vote or dispose of (including any such right pursuant to any agreement, arrangement or understanding, whether written or oral); PROVIDED, HOWEVER, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (2) is not also then reportable on
                  Schedule 13D under the Exchange Act (or any comparable or successor report);

                  or (C) "beneficial ownership" of (as determined pursuant to Rule 13d-3 under the Exchange Act); or

                           (iii) which are Beneficially Owned, directly or
                  indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to clause (B) of clause (ii) of this definition) or disposing of any securities of the Company.

                  Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase "then outstanding," when used with reference to the Beneficial Ownership of securities of the Company by any Person, means the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to Beneficially Own hereunder.

                  "Board" means the Board of Directors of the Company.

                  "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in New York or Illinois are authorized or obligated by law or executive order to close.

                  "Close of business" on any given date means 5:00 P.M., Eastern time, on such date; PROVIDED, HOWEVER, that if such date is not a Business Day it means 5:00 P.M., Eastern time, on the next succeeding Business Day.

                  "Common Shares" when used with reference to the Company means shares of the common stock, par value $0.01 per share, of the Company. "Common Shares" when used with reference to any Person other than the Company means the shares of the capital stock (or equity interest) with the greatest voting power of such other Person or the equity securities or other equity interest having power to control or direct the management of such other Person.

                  "Distribution Date" has the meaning set forth in Section 3 hereof.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exchange Ratio" has the meaning set forth in Section 24 hereof.

                  "Expiration Date" has the meaning set forth in Section 7 hereof.




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
                  "Final Expiration Date" has the meaning set forth in Section 7 hereof.

                  "Grandfathered Person" means (i) JMB Realty Corporation, a Delaware corporation, and its Affiliates ("JMB"), (ii) Neil G. Bluhm and members of his immediate family (collectively, "Bluhm") and their respective Affiliates, (iii) Judd D. Malkin and members of his immediate family (collectively, "Malkin") and their respective Affiliates, and (iv) Security Capital Preferred Growth Incorporated, a Maryland corporation ("SCPG"), and its Affiliates; PROVIDED, HOWEVER, that SCPG and its Affiliates shall cease to be Grandfathered Persons if, in addition to the Common Shares issued or issuable upon conversion of the Series A Cumulative Convertible Redeemable Preferred Stock of the Company and the Series B Cumulative Convertible Redeemable Preferred Stock of the Company, they are the Beneficial Owners of more than 9.8% of the Common Shares of the Company then outstanding; except, in each such case, pursuant to dividends or rights (including the Rights) paid or offered to stockholders of the Company generally (other than an Acquiring Person or Persons) or as the result of an acquisition of Common Shares by the Company which, by reducing the number of Common Shares outstanding, increases the proportionate number of Common Shares Beneficially Owned by such Grandfathered Person

                  "Person" means any individual, firm, corporation or other entity, and includes any successor (by merger or otherwise) of such entity.

                  "Preferred Shares" means shares of the Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the form of Articles Supplementary attached to this Agreement as Exhibit A.

                  "Principal Party" has the meaning set forth in Section 13 hereof.

                  "Purchase Price" has the meaning set forth in Section 4 hereof.

                  "Redemption Date" has the meaning set forth in Section 7 hereof.

                  "Right Certificate" has the meaning set forth in Section 3 hereof.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shares Acquisition Date" means the first date of public announcement (which, for purposes of this definition, includes, without limitation, a report filed pursuant to Section 13(d) of the Exchange
         Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

                  "Subsidiary" of any Person means any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

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

                  "Trading Day" has the meaning set forth in Section 11(d)(i) hereof.

                  "Triggering Event" means any event described in Section 11(a)(ii) or 13(a) hereof.

                  "Unit Voting Shares" means shares of the unit voting common stock, par value $0.01 per share, of the Company.

         Any determination or interpretation required in connection with any of the definitions contained in this Section 1 shall be made by the Board in its good faith judgment, which determination shall be final and binding on the Rights Agent and on all stockholders of the Company.

         Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, prior to the Distribution Date are also the holders of the Common Shares or Unit Voting Shares) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it deems necessary or desirable upon ten days' prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise and shall in no event be liable for acts or omissions of any such co-Rights Agents.

         Section 3. Issuance of Right Certificates.

         (a) Until the earliest of (i) the close of business on the tenth day after the Shares Acquisition Date, (ii) the close of business on the fifteenth Business Day (or such later date as the Board may determine prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Company, any Affiliate or Subsidiary of the Company, any employee benefit plan of the Company or of any Affiliate or Subsidiary of the Company, any entity holding Common Shares for or pursuant to the terms of any such plan, JMB, Bluhm and their Affiliates, or Malkin and their Affiliates) of, or of the first public announcement of, the intention of any Person (other than the Company, any Affiliate or Subsidiary of the Company, any employee benefit plan of the Company or of any Affiliate or Subsidiary of the Company, any entity holding Common Shares for or pursuant to the terms of any such plan, JMB, Bluhm and their Affiliates, or Malkin and their Affiliates) to commence, a tender or exchange offer the consummation of which would result in any Person becoming the Beneficial Owner of Common Shares aggregating 15% or more of the then outstanding Common Shares, or (iii) the close of business on the tenth Business Day (or such later date as the Board may determine prior to such time as any Person becomes an Acquiring Person) after the date of filing by any Person (other than JMB, Bluhm and their affiliates, or Malkin and their affiliates) of, or the first public announcement of the intention of any Person (other than JMB, Bluhm and their affiliates, or Malkin and their affiliates) to file, any application, request, submission or other document with any Federal or state regulatory authority seeking approval of, attempting to rebut any presumption of control upon, or otherwise indicating an intention to

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

enter into, any transaction or series of transactions the consummation of which would result in any Person becoming the Beneficial Owner of Common Shares aggregating 15% or more of the then outstanding Common Shares, other than a transaction in which newly issued Common Shares are issued directly by the Company to such Person (including any such date which is after the date of this Agreement and prior to the issuance of the Rights; the earliest of such dates being herein referred to as the "Distribution Date"), (A) the Rights shall be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Shares or Unit Voting Shares registered in the names of the holders thereof (which certificates shall also be deemed to be certificates for Rights) and not by separate certificates, and (B) the Rights shall be transferable only in connection with the transfer of the underlying Common Shares or Unit Voting Shares (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company shall prepare and execute, the Rights Agent shall countersign, and the Company shall send or cause to be sent (and the Rights Agent, at the expense of the Company, shall, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares or Unit Voting Shares as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a "Right Certificate"), evidencing one Right for each Common Share or Unit Voting Share so held. As of the Distribution Date, the Rights shall be evidenced solely by such Right Certificates.

         (b) With respect to certificates for Common Shares or Unit Voting Shares outstanding as of the Record Date, until the Distribution Date, the Rights shall be evidenced by such certificates registered in the names of the holders thereof, and registered holders of Common Shares or Unit Voting Shares shall also be the registered holders of the associated Rights (regardless of whether such ownership is indicated on the Common Share or Unit Voting Share certificates). Until the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date, the transfer of any certificate for Common Shares or Unit Voting Shares shall also constitute the transfer of the Rights associated with the Common Shares or Unit Voting Shares represented thereby.

         (c) Rights shall be issued in respect of all Common Shares or Unit Voting Shares which are issued (whether or not previously issued) after the Record Date but prior to the earlier of the Redemption Date or the Final Expiration Date. Certificates evidencing such Common Shares or Unit Voting Shares shall also be deemed to be certificates for Rights. Certificates evidencing both Common Shares or Unit Voting Shares and Rights in accordance with this Section 3 which are executed and delivered (whether or not the Common Shares or Unit Voting Shares evidenced thereby were previously issued or are presented for transfer) by the Company (including, without limitation, certificates representing reacquired Common Shares or Unit Voting Shares referred to in the last sentence of this Section 3(c)) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them a legend that by itself or together with prior legends is substantially to the following effect:


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


         This certificate also evidences and entitles the holder hereof to certain rights as set forth in the Rights Agreement between Urban Shopping Centers, Inc. (the "Company") and First Chicago Trust Company of New York, dated as of May 5, 1999, as amended (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, the Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, shall become null and void.

Until the Distribution Date, the Rights associated with the Common Shares or Unit Voting Shares shall be evidenced by the certificates evidencing the associated Common Shares or Unit Voting Shares alone (regardless of whether any such certificate contains the above legend), and the transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares or Unit Voting Shares represented thereby. If the Company purchases or acquires any Common Shares or Unit Voting Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares or Unit Voting Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares or Unit Voting Shares which are no longer outstanding.

         Section 4. Form of Right Certificates.

         (a) The Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Sections 11 and 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a Preferred Share as is set forth therein at the price per one one-thousandth of a Preferred Share set forth therein (the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

         (b) Any Right Certificate issued pursuant to Section 3(a) or 22 hereof that evidences Rights Beneficially Owned by: (i) an Acquiring Person or any Associate or Affiliate of an


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

Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes an Acquiring Person, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding, whether written or oral, regarding the transferred Rights or (B) a transfer which is part of a plan, arrangement or understanding, whether written or oral, which has as a primary purpose or effect the avoidance of Section 7(e) hereof, and any Right Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall contain (to the extent feasible and otherwise reasonably identifiable as such) the following legend:

         The Rights evidenced by this Right Certificate are or were Beneficially Owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Right Certificate and the Rights evidenced hereby may become void in the circumstances specified in
         Section 7(e) of such Agreement.

The provisions of Section 7(e) shall apply whether or not any Right Certificate actually contains the foregoing legend.

         Section 5. Countersignature and Registration.

         (a) The Right Certificates shall be executed on behalf of the Company by the Chairman of the Board, its President or any of its Vice Presidents, or its Secretary, either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof, and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned. If any officer of the Company who signs any of the Right Certificates ceases to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, is a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

         (b) Following the Distribution Date, the Rights Agent shall keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

         Section 6. Transfer, Division, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

         (a) Subject to Sections 4(b), 7(e), 14 and 24 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the earlier of the Redemption Date or the Final Expiration Date, any Right Certificate or Right Certificates may be transferred, divided, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of Preferred Shares (or, following a Triggering Event, Common Shares or other securities or property, as the case may
be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, divide, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, divided, combined or exchanged at the office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder has completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and the Company has been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company reasonably requests. Thereupon the Rights Agent shall, subject to Sections 4 and 7 hereof, countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, division, combination or exchange of Right Certificates.

         (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company shall make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

         Section 7. Exercise of Rights; Purchase Price; Expiration Date of
Rights.

         (a) Subject to Section 7(e) hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Purchase

Price with respect to each surrendered Right for the total number of Preferred Shares (or Common Shares or other securities or property, as the case may be) as to which the Rights are exercised, at or prior to the earliest of (i) the close of business on May 5, 2009 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date") or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof (the earliest to occur of the events described in (i), (ii) and (iii) being herein referred to as the "Expiration Date").

         (b) The Purchase Price for each one one-thousandth of a Preferred Share pursuant to the exercise of a Right is initially $128.00, is subject to adjustment from time to time as provided in Sections 11 and 13 hereof and is payable in lawful money of the United States of America in accordance with
Section 7(c) hereof.

         (c) Upon receipt of a Right Certificate evidencing exercisable Rights, with the form of election to purchase and the certificate on the reverse side of the Right Certificate duly executed, accompanied by payment of the Purchase Price for the Preferred Shares (or Common Shares or other securities or property, as the case may be) to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof by certified check, cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) request from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent of the Preferred Shares) certificates for the number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company has elected to deposit the Preferred Shares issuable upon exercise of the Rights with a depositary agent, request from the depositary agent depositary receipts representing such number of one one-thousandths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares evidenced by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company shall direct the depositary agent to comply with such request, (ii) when appropriate, request from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate. If the Company is obligated to issue other securities (including Common Shares) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company shall make all arrangements necessary so that such other securities, cash and/or property are available for distribution by the Rights Agent, if and when appropriate.

         (d) If the registered holder of any Right Certificate exercises less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

         (e) Notwithstanding anything in this Agreement to the contrary, from and after the occurrence of a Triggering Event, any Rights Beneficially Owned by
(i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person,
(ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes an Acquiring Person or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming an Acquiring Person and receives such Rights pursuant to either
(A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding, whether written or oral, regarding the transferred Rights or (B) a transfer which the Board otherwise concludes in good faith is part of a plan, arrangement or understanding, whether written or oral, which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action, and any holder of such Rights shall thereupon have no rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise, from and after the occurrence of a Triggering Event. The Company shall use all reasonable efforts to insure that the provisions of this
Section 7(e) are complied with, but shall have no liability to any holder of Rights for the inability to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

         (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise has been completed and signed by the registered holder thereof and the Company has been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company reasonably requests.

         (g) The Company covenants and agrees that it shall cause to be reserved and kept available out of its authorized and unissued Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities), the number of Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) that is sufficient to permit the exercise in full of all outstanding Rights.

         Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, division, combination or exchange, if surrendered to the Company or to any of its agents, shall be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

         Section 9. Availability of Preferred Shares.

         (a) The Company covenants and agrees that it shall take all such action as may be necessary to ensure that all Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities), subject to payment of the Purchase Price, be duly and validly authorized and issued and fully paid and nonassessable.

         (b) The Company further covenants and agrees that it shall pay when due and payable any and all Federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares (or Common Shares and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares (or Common Shares and/or other securities, as the case may be) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Preferred Shares (or Common Shares and/or other securities, as the case may be) upon the exercise of any Rights until any such tax has been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax is due.

         Section 10. Preferred Shares Record Date. Each person in whose name any certificate for Preferred Shares (or Common Shares and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to become the holder of record of the shares or securities represented thereby on, and such certificate shall be dated, the date on which the Right Certificate evidencing such Rights is duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) is made; PROVIDED, HOWEVER, that if the date of such surrender and payment is a date on which the Preferred Shares (or Common Shares and/or other securities, as the case may be) transfer books of the Company are closed, such person shall be deemed to become the record holder of such shares or securities on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares (or Common Shares and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate is not entitled to any rights of a holder of Preferred Shares (or Common Shares and/or other securities, as the case may be) for which the Rights are exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and is not entitled to receive any notice of any proceedings of the Company, except as provided herein.

         Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of Preferred Shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

                  (a) (i) If the Company at any time after the date of this Agreement (A) declares a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivides the outstanding Preferred Shares, (C) combines the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issues any of its stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving entity), except as otherwise provided in this
         Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time is entitled to receive the aggregate number and kind of shares of stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; PROVIDED, HOWEVER, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and
         Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

                  (ii) Subject to Section 24 of this Agreement, if any Person becomes an Acquiring Person, each holder of a Right, except as provided below and in Section 7(e) hereof, thereafter has a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of the Company as equals the result obtained by (A) multiplying the then current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Company's Common Shares (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event. If any Person becomes an Acquiring Person and the Rights are then outstanding, the Company shall not take any action which would eliminate or diminish the benefits intended to be afforded by the Rights.

                  (iii) In lieu of issuing Common Shares of the Company in accordance with Section 11(a)(ii) hereof, the Company may, in the sole discretion of the Board, elect to (and, in the event that the Board has not exercised the exchange right contained in Section 24 hereof and there are not sufficient issued but not outstanding and authorized but unissued Common Shares to permit the exercise in full of the Rights pursuant to Section 11(a)(ii) hereof, the Company shall) take all such action as may be necessary to authorize, issue or pay, upon the exercise of the Rights, cash (including by way of a reduction of the Purchase Price), property, other securities or any combination thereof having an aggregate value equal to the value of the Common Shares of the Company which otherwise would have been issuable pursuant to
         Section 11(a)(ii) hereof, which aggregate value shall be determined by a majority of the Board. For purposes of the preceding sentence, the value of the Common Shares shall be determined pursuant to Section 11(d) hereof and the value of any equity securities which a majority of the Board determines to be equivalent to a Common Share (including the Preferred Shares, in such ratio as the Board determines) shall be deemed to have the same value as the Common Shares. Any such election by the Board must be made and publicly announced within 60 days following the date on which the event described in Section 11(a)(ii) hereof occurred. Following the occurrence of the event described in
         Section 11(a)(ii) hereof, a majority of the Board then in office may suspend the exercisability of the Rights for a period of up to 60 days following the date on which the event described in Section 11(a)(ii) hereof occurred to the extent that the Board has not determined whether to exercise the Company's right of election under this Section 11(a)(iii). In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended.

         (b) If the Company fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares of stock having the same rights, privileges and preferences as Preferred Shares ("equivalent preferred shares")) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the then current per share market price of the Preferred Shares (as defined in Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); PROVIDED, HOWEVER, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of stock of the Company issuable upon exercise of one Right. If such subscription price is paid in a consideration part or all of which is in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and on the holders of the Rights. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

         (c) If the Company fixes a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving entity) of evidences of indebtedness or assets (other than a regular periodic cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants attributable to one Preferred Share and the denominator of which shall be such current per share market price of the Preferred Shares; PROVIDED, HOWEVER, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                  (d)(i) For the purpose of any computation hereunder, other than under Section 11(a)(iii) hereof, the "current per share market price" of any security (a "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date, and for the purpose of any computation under Section 11(a)(iii) hereof, the "current per share market price" of a Security on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days immediately following such date; PROVIDED, HOWEVER, that if the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares (other than the Rights), or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the "current per share market price" shall be appropriately adjusted to reflect the current market price per share equivalent (ex-dividend) of such Security. The closing price for each day shall be the last sale price, regular way, or, if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange ("NYSE") or, if the Security is not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If on any such date no market maker is making a market in the Security, the fair value of such Security on such date (as determined in good faith by the Board) shall be used. The term "Trading Day" means a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

                  (ii) For the purpose of any computation hereunder, the "current per share market price" of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i) hereof. If the Preferred Shares are not publicly traded, the "current per share market price" of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares of the Company as determined pursuant to Section 11(d)(i) hereof (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by one thousand. If neither the Common Shares of the Company nor the Preferred Shares are publicly traded, the "current per share market price" means the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.

         (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price is required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; PROVIDED, HOWEVER, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-millionth of a Preferred Share or one ten-thousandth of any other share of stock or security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

         (f) If, as a result of an adjustment made pursuant to Section 11(a) or 13(a) hereof, the holder of any Right thereafter exercised becomes entitled to receive any shares of stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in this Section 11, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Shares shall apply on like terms to any such other shares.

         (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall entitle the holder thereof to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

         (h) Unless the Company has exercised its election as provided in
Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter entitle the holder thereof to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (i) multiplying (A) the number of one one-thousandths of a Preferred Share covered by a Right immediately prior to such adjustment by (B) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

         (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders are entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders are entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

         (j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-thousandths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.

         (k) Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares at such adjusted Purchase Price.

         (l) In any case in which this Section 11 requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the Preferred Shares and other securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; PROVIDED, HOWEVER, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Preferred Shares and other securities of the Company, if any, upon the occurrence of the event requiring such adjustment.

         (m) Anything in this Section 11 to the contrary notwithstanding, the Company is entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion determines to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to in
Section 11(b) hereof, hereafter made by the Company to holders of its Preferred Shares are not taxable to such holders.

         (n) If at any time after the date of this Agreement and prior to the Distribution Date, the Company (i) declares or pays any dividend on the Common Shares payable in Common Shares or (ii) effects a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (A) the number of one one-thousandths of a Preferred Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-thousandths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

         (o) So long as the shares of stock issuable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after the Distribution Date, all shares of stock reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

         (p) The Company shall use its best efforts to (i) file, as soon as practicable following the first occurrence of a Triggering Event, a registration statement under the Securities Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and
(iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date. The Company shall also take such action as may be appropriate under the blue sky laws of the various states. The Company may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file such registration statement or in order to comply with such blue sky laws. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended.

         (q) If the Rights become exercisable following the occurrence of a Triggering Event, the Company may permit the Rights, subject to Section 7(e) hereof, to be exercised for 50% of the Common Shares (or cash, property or other securities to be substituted for Common Shares pursuant to Section 11(a)(iii) hereof) that would otherwise be purchasable under Section 11(a) hereof in consideration of the surrender to the Company of the Rights so exercised and without other payment of the Purchase Price. Rights exercised under this Section 11(q) shall be deemed to have been exercised in full and shall be canceled.

         Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Shares, Unit Voting Shares or Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be obligated or responsible for calculating any adjustment and may assume that no adjustment has been made unless and until it has received such certificate.

         Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

         (a) If after the Shares Acquisition Date, directly or indirectly, (i) the Company consolidates with, or merges with and into, any other Person, (ii) any Person consolidates with the Company, or merges with and into the Company and the Company is the continuing or surviving entity of such merger and, in connection with such merger, all or part of the Common Shares are changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or (iii) the Company sells or otherwise transfers (or one or more of its Subsidiaries sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons other than the Company or one or more of its wholly owned Subsidiaries, then, and in each such case, proper provision shall be made so that (A) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable Common Shares of the Principal Party (as hereinafter defined), free and clear of all liens, rights of call or first refusal, encumbrances or other adverse claims, as equals the result obtained by (I) multiplying the then current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable (or, if such Right is not then exercisable for a number of one one-thousandths of a Preferred Share, the number of such fractional shares for which it was exercisable immediately prior to an event described in Section 11(a)(ii) hereof) and dividing that product by (II) 50% of the then current per share market price of the Common Shares of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, or otherwise, all the obligations and duties of the Company pursuant to this Agreement; (C) the term "Company" shall thereafter be deemed to refer to such Principal Party; and (D) such Principal Party shall take such steps (including, but not limited to, the authorization and reservation of a sufficient number of its Common Shares in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof are thereafter applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights.

         (b)      "Principal Party" means:

                  (i) in the case of any transaction described in clause (i) or
         (ii) of the first sentence of Section 13(a) hereof, the Person that is the issuer of any securities into which Common Shares of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the surviving entity of such merger or consolidation (including the Company, if applicable); and

                  (ii) in the case of any transaction described in clause (iii) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions;

PROVIDED, HOWEVER, that in any such case described in clauses (i) and (ii) of this Section 13(b): (A) if the Common Shares of such Person are not at such time and have not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Shares of which are and have been so registered, "Principal Party" refers to such other Person; (B) such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Shares of two or more of which are and have been so registered, "Principal Party" refers to whichever of such Persons is the issuer of the Common Shares having the greatest aggregate market value; and (C) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (A) and (B) shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a "Subsidiary" of both or all of such joint venturers and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

         (c) The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party has sufficient Common Shares authorized to permit the full exercise of the Rights and prior thereto the Company and such Principal Party have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Sections 13(a) and 13(b) hereof and further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer of assets mentioned in Section 13(a) hereof, the Principal Party shall:

                  (i) prepare and file a registration statement under the Securities Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;

                  (ii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act; and

                  (iii) take such actions as may be necessary or appropriate under the blue sky laws of the various states.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. If one of the transactions described in this Section 13(c) occurs at any time after the occurrence of a transaction described in Section 11(a)(ii) hereof, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a) hereof.

         Section 14. Fractional Rights and Fractional Shares.

         (a) The Company is not required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company may pay to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right is the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day is the last sale price, regular way, or, if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if the Rights are not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used.

         (b) The Company is not required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-thousandth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company may, to the extent necessary to reduce such fraction to an integral multiple of one one-thousandth, pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a Preferred Share. For the purposes of this Section 14(b), the current market value of one one-thousandth of a Preferred Share is one one-thousandth of the closing price of a Preferred Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

         (c) Following the occurrence of a Triggering Event, the Company is not required to issue fractions of Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. In lieu of fractional Common Shares, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Common Share. For purposes of this Section 14(c), the current market value of one Common Share is the closing price of one Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

         (d) The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

         Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under
Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares or Unit Voting Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares or Unit Voting Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares or Unit Voting Shares), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

         Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

         (a) prior to the Distribution Date, the Rights are transferable only in connection with the transfer of the Common Shares or Unit Voting Shares;

         (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer;

         (c) the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares or Unit Voting Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares or Unit Voting Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

         (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation.

         Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate is entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or on any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate are exercised in accordance with the provisions hereof.

         Section 18. Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, upon demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability. The costs and expenses of enforcing this right of indemnification shall also be paid by the Company. The indemnification provided for hereunder shall survive the expiration of the Rights and the termination of this Agreement.

         The Rights Agent may conclusively rely on and shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance on any Right Certificate or certificate for the Preferred Shares or Common Shares or Unit Voting Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, if necessary, verified or acknowledged, by the proper person or persons, or otherwise on the advice of counsel as set forth in
Section 20 hereof.

         Section 19.  Merger or Consolidation or Change of Name of Rights Agent.

         (a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the stock transfer or corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under Section 21 hereof. If at the time such successor Rights Agent succeeds to the agency created by this Agreement, any of the Right Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and if at that time any of the Right Certificates have not been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

         (b) If at any time the name of the Rights Agent is changed and at such time any of the Right Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and if at that time any of the Right Certificates have not been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

         Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions (and no implied duties and obligations shall be interpreted against the Rights Agent), by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

         (a) Before the Rights Agent acts, the Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

         (b) Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof is specifically prescribed herein) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, any Vice

President or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance on such certificate.

         (c) The Rights Agent shall be liable hereunder to the Company and any other Person only for any and all losses, liabilities, costs, damages and expenses (including attorneys' fees) arising out of or in connection with the Rights Agent's gross negligence, bad faith or willful misconduct. Anything in this Agreement to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action.

         (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

         (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 7(e) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Section 3, 11, 13, 23 or 24 hereof, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12 hereof describing a change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares or Common Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares or Common Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.

         (f) The Company covenants and agrees that it shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

         (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. Any application by the

Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on and/or after which such action will be taken or such omission will be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer has consented in writing to an earlier date) unless, prior to taking any such action (or the effective date, in the case of an omission), the Rights Agent has received written instructions in response to such application specifying the action to be taken or omitted.

         (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or its Subsidiaries or become pecuniarily interested in any transaction in which the Company or its Subsidiaries may be interested, or contract with or lend money to the Company or its Subsidiaries or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or its Subsidiaries or for any other legal entity.

         (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided that reasonable care was exercised in the selection and continued employment thereof.

         (j) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

         (k) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there are reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured.

         (l) The Rights Agent shall not be required to take notice or be deemed to have notice of any fact, event or determination (including, without limitation, any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person, Affiliate or Associate) under this Agreement unless and until the Rights Agent is specifically notified in writing by the Company of such fact, event or determination.

         Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Shares, Unit Voting Shares or Preferred Shares by registered or certified mail, and, at the expense of the Company, to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares, Unit Voting Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company shall appoint a successor Rights Agent. If the Company fails to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a successor Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation or bank organized and doing business under the laws of the United States or of any other state of the United States, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by Federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100 million or (b) is an Affiliate of a corporation described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares, Unit Voting Shares or Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

         Section 22. Issuance of New Right Certificates. Notwithstanding anything in this Agreement or the Right Certificates to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares or Unit Voting Shares following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to Common Share or Unit Voting Shares so issued or sold pursuant to the exercise of options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company is advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment has otherwise been made in lieu of the issuance thereof.

         Section 23.  Redemption.

         (a) The Company may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). The redemption of the Rights by the Company may be made effective at such time on such basis and with such conditions as the Board in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, Common Shares (based on the current per share market price of the Common Shares at the time of redemption) or any other form of consideration deemed appropriate by the Board.

         (b) Immediately upon the action of the Board ordering the redemption of the Rights (or at the effective time of such redemption established by the Board pursuant to the last sentence of Section 23(a) hereof), and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights will be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board ordering the redemption of the Rights or, if later, the effectiveness of the redemption of the Rights pursuant to the last sentence of Section 23(a) hereof, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares or the Unit Voting Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. The Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights, (ii) depositing with a bank or trust company having a capital and surplus of at least $100 million, funds necessary for such redemption, in trust, to be applied to the redemption of the Rights so called for redemption and (iii) arranging for the mailing of the Redemption Price to the registered holders of the Rights; then, and upon such action, all outstanding Rights Certificates shall be null and void without further action by the Company. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this

Section 23, in Section 24 hereof, or in connection with the purchase of Common Shares or Unit Voting Shares prior to the Distribution Date.

         Section 24.  Exchange.

         (a) The Company may, at its option, at any time after a Triggering Event, exchange all or part of the then outstanding and exercisable Rights (not including Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Company shall not effect such exchange at any time after any Person (other than the Company, any Affiliate or Subsidiary of the Company, any employee benefit plan of the Company or of any Affiliate or Subsidiary of the Company, any entity holding Common Shares for or pursuant to the terms of any such plan, JMB, Bluhm and their Affiliates, or Malkin and their Affiliates), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

         (b) Immediately upon the action of the Board ordering the exchange of any Rights pursuant to Section 24(a) hereof and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights will be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; PROVIDED, HOWEVER, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear on the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

         (c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Shares (or equivalent preferred shares, as such term is defined in Section 11(b) hereof) for Common Shares exchangeable for Rights, at the initial rate of one one-thousandth of a Preferred Share (or equivalent preferred share) for each Common Share, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Shares pursuant to the terms thereof, so that the fraction of a Preferred Share delivered in lieu of each Common Share has the same voting rights as one Common Share.

         (d) If there are not sufficient Common Shares or Preferred Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares or Preferred Shares for issuance upon exchange of the Rights.

         (e) The Company is not required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this Section 24(e), the current market value of a whole Common Share is the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

         Section 25.  Notice of Certain Events.

         (a) If the Company proposes at any time after the Distribution Date (i) to pay any dividend payable in shares of stock of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Company or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) of this Section 25(a) at least 10 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever is the earlier.

         (b) If any of the events set forth in Section 11(a)(ii) hereof occurs, then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.

         Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company are sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                           Urban Shopping Centers, Inc.
                           900 North Michigan Avenue
                           Suite 1500
                           Chicago, Illinois 60611
                           Attention: Secretary

         Subject to the provisions of Section 21 hereof, notices or demands authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent are sufficiently given or made if sent by registered or certified mail and shall be deemed given upon receipt, addressed (until another address is filed in writing with the Company) as follows:

                           First Chicago Trust Company of New York
                           525 Washington Boulevard
                           Suite 4660
                           Jersey City, New Jersey 07310
                           Attention: Corporate Actions Administrator

         Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

         Section 27. Supplements and Amendments. The Company may from time to time supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with respect to the Rights (including, without limitation, changes to the Purchase Price) which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and, if the Company so directs, the Rights Agent; provided, however, that from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended in any manner which would adversely affect the interests of the holders of Rights. Notwithstanding anything in this Agreement to the contrary, no supplement or amendment that changes the rights and duties of the Rights Agent under this Agreement shall be effective against the Rights Agent without the execution of such supplement or amendment by the Rights Agent.

         Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

         Section 29. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares or Unit Voting Shares) any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares or Unit Voting Shares).

         Section 30. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         Section 31. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Maryland and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State, except that those provisions of this Agreement affecting the rights, duties and responsibilities of the Rights Agent shall be governed by and construed in accordance with the law of the State of Illinois.

         Section 32. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         Section 33. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         Section 34. Determinations and Actions by the Board. The Board has the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Directors or the Company or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (a) interpret the provisions of this Agreement, and (b) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, interpretations and determinations (including, for purposes of clause (b) above, all omissions with respect to the foregoing) which are done or made by the Directors in good faith, shall (i) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Right Certificates and all other parties, and (ii) not subject the Directors to any liability to the holders of the Right Certificates.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.


                                     URBAN SHOPPING CENTERS, INC.




                                     By: /s/ Adam S. Metz
                                         -----------------------------------
                                     Name:  Adam S. Metz
                                     Title: Executive Vice President


Attest:

By:  /s/ Michael Hilborn
     -----------------------------------
Name:  Michael Hilborn
Title: Senior Vice President


                                     FIRST CHICAGO TRUST COMPANY OF NEW YORK




                                     By: /s/ Joanne Gorostioli
                                         -----------------------------------
                                     Name:  Joanne Gorostioli
                                     Title: Assistant Vice President

Attest:


By: /s/ Mary E. Garcia
    -----------------------------------
Name:  Mary E. Garcia
Title: Customer Service Officer

                                                                       Exhibit A

                          URBAN SHOPPING CENTERS, INC.

                                     FORM OF
                             ARTICLES SUPPLEMENTARY

                                     JUNIOR
                          PARTICIPATING PREFERRED STOCK


         Urban Shopping Centers, Inc., a Maryland corporation (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Board of Directors of the Corporation (the "Board") has classified and designated 80,000 unissued shares of series preferred stock, par value $0.01 per share, of the Corporation as shares of Junior Participating Preferred Stock ("Junior Participating Preferred Shares"), with the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption thereof as follows, which upon any restatement of the Corporation's charter (the "Charter") shall be made part of Article Fifth thereof, with any necessary or appropriate changes to the enumeration or lettering of sections or subsections hereof:

         Section 1. Designation and Amount. There shall be a series of series preferred stock of the Corporation, par value $0.01 per share, which shall be designated "Junior Participating Preferred Stock," and the number of shares constituting that series shall be 80,000. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease shall reduce the number of Junior Participating Preferred Shares to a number less than the number of Junior Participating Preferred Shares then outstanding plus the number of Junior Participating Preferred Shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

         Section 2.  Dividends and Distributions.

         (a) Subject to the prior and superior rights of the holders of any shares of any class or series of series preferred stock of the Corporation ranking prior and superior to the Junior Participating Preferred Shares with respect to dividends, the holders of Junior Participating Preferred Shares are entitled to receive, when, as and if authorized by the Board out of funds legally available for the purpose, quarterly dividends payable in cash to holders of record on the last Business Day of January, April, July and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date") (commencing on the first Quarterly Dividend Payment Date after the first issuance of a Junior Participating Preferred Share or fraction thereof) in an amount per share (rounded to the nearest cent) equal to the greater of (i)

$1.00 or (ii) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in Common Shares (as hereinafter defined) or a subdivision of the outstanding Common Shares (by a reclassification or otherwise), authorized on shares of the Corporation's common stock, par value $0.01 per share, (the "Common Shares"), since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any Junior Participating Preferred Share or fraction thereof. If the Corporation at any time following May 5, 1999 (A) declares any dividend on Common Shares payable in Common Shares, (B) subdivides the outstanding Common Shares into a greater number of shares or (C) combines the outstanding Common Shares into a smaller number of shares, then in each such case the amount to which holders of Junior Participating Preferred Shares were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying each such amount by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

         (b) The Corporation shall declare a dividend or distribution on the Junior Participating Preferred Shares as provided in Section 2(a) at the time it declares a dividend or distribution on the Common Shares (other than a dividend payable in Common Shares; provided that in the event no dividend or distribution shall have been declared on the Common Shares during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Junior
Participating Preferred Shares shall nevertheless be payable on such Quarterly Dividend Payment Date).

         (c) No dividend or distribution (other than a dividend or distribution payable in Common Shares) shall be paid or payable to the holders of Common Shares, or the holders of Unit Voting Shares, unless, prior thereto, all accrued but unpaid dividends to the date of that dividend or distribution have been paid to the holders of Junior Participating Preferred Shares.

         (d) Dividends shall begin to accrue and be cumulative on outstanding Junior Participating Preferred Shares from the Quarterly Dividend Payment Date next preceding the date of issuance of such Junior Participating Preferred Shares, unless the date of issuance of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue and be cumulative from the date of issuance of such shares, or unless the date of issuance is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of Junior Participating Preferred Shares entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the Junior Participating Preferred Shares in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of Junior Participating Preferred Shares entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

         Section 3. Voting Rights. The holders of Junior Participating Preferred Shares shall have the following voting rights:

         (a) Subject to the provision for adjustment hereinafter set forth, each one one-thousandth of a Junior Participating Preferred Share entitles the holder thereof to one vote on all matters submitted to a vote of the stockholders of the Corporation. If the Corporation at any time following May 5, 1999 (i) declares any dividend on Common Shares payable in Common Shares, (ii) subdivides the outstanding Common Shares into a greater number of shares or (iii) combines the outstanding Common Shares into a smaller number of shares, then in each such case the number of votes per share to which holders of Junior Participating Preferred Shares were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

         (b) Except as otherwise provided herein, the holders of Junior Participating Preferred Shares and the holders of Common Shares and shares of the Company's unit voting common stock, par value $0.01 per share (the "Unit Voting Shares"), and any other shares of stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

         (c) (i) Whenever, at any time or times, dividends payable on any Junior Participating Preferred Shares are in arrears in an amount equal to at least six full quarterly dividends (whether or not declared and whether or not consecutive), the holders of record of the outstanding Junior Participating Preferred Shares shall have the exclusive right, voting separately as a single class, to elect two Directors of the Corporation at a special meeting of stockholders of the Corporation or at the Corporation's next annual meeting of stockholders, and at each subsequent annual meeting of stockholders, as provided below. At elections for such Directors, the holders of Junior Participating Preferred Shares are entitled to cast one vote for each one one-thousandth of a Junior Participating Preferred Share held, subject to adjustment.

                  (ii) Upon the vesting of such right of the holders of Junior Participating Preferred Shares, the number of members of the Board shall automatically be increased by two and the two vacancies so created shall be filled by vote of the holders of the outstanding Junior Participating Preferred Shares as hereinafter set forth. A special meeting of the stockholders of the Corporation then entitled to vote shall be called by the Chairman (or any Co-Chairman), the President, any Senior Vice President or the Secretary of the Corporation, if requested in writing by the holders of record of not less than 10% of the Junior Participating Preferred Shares then outstanding. At such special meeting, or, if no such special meeting is called, then at the next annual meeting of stockholders of the Corporation, the holders of the Junior Participating Preferred Shares shall elect, voting as above provided, two Directors of the Corporation to fill the vacancies created by the automatic increase in the number of members of the

         Board. At any and all such meetings for such election, a majority of the outstanding Junior Participating Preferred Shares is necessary to constitute a quorum for such election, whether present in person or by proxy, and such two Directors shall be elected by the vote of at least a plurality of shares held by stockholders present or represented at the meeting. Any Director elected by holders of Junior Participating Preferred Shares pursuant to this Section 3(c) may be removed at any annual or special meeting, by vote of a majority of the stockholders voting as a class who elected such Director, with or without cause. If any vacancy occurs among the Directors elected by the holders of the Junior Participating Preferred Shares pursuant to this Section 3(c), such vacancy may be filled by the remaining Director so elected, or his successor then in office, and the Director so elected to fill such vacancy shall serve until the next meeting of stockholders for the election of Directors. After the holders of the Junior Participating Preferred Shares have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be further increased or decreased except by vote of the holders of Junior Participating Preferred Shares as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Junior Participating Preferred Shares.

                  (iii) The right of the holders of the Junior Participating Preferred Shares, voting separately as a class, to elect two Directors shall continue until, and only until, such time as all arrears in dividends (whether or not declared) on the Junior Participating Preferred Shares are paid or declared and set apart for payment, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character described in Section 3(c)(i). Upon any termination of the right of the holders of the Junior Participating Preferred Shares as a class to vote for Directors as herein provided, the term of office of all Directors then in office elected by the holders of Junior Participating Preferred Shares pursuant to this
         Section 3(c) shall terminate immediately. Whenever the term of office of the Directors elected by the holders of Junior Participating Preferred Shares pursuant to this Section 3(c) terminates and the special voting powers vested in the holders of Junior Participating Preferred Shares pursuant to this Section 3(c) expire, the number of members of the Board shall be such number as may be provided for in the Bylaws of the Corporation irrespective of any increase made pursuant to the provisions of this Section 3(c).

         (d) Except as otherwise provided herein or required by law, holders of Junior Participating Preferred Shares have no special voting rights and their consent is not required (except to the extent they are entitled to vote with holders of Common Shares and Unit Voting Shares as provided herein) for taking any corporate action.

         Section 4.  Certain Restrictions.

         (a) Whenever any quarterly dividends or other dividends or distributions payable on the Junior Participating Preferred Shares as provided in Section 2 are in arrears, then, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on Junior Participating Preferred Shares outstanding are paid in full, the Corporation shall not:

                  (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up of the Corporation) to the Junior Participating Preferred Shares, other than dividends paid or payable in such junior shares;

                  (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up of the Corporation) with the Junior Participating Preferred Shares, except dividends paid ratably on the Junior Participating Preferred Shares and all such parity shares on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                  (iii) redeem or purchase or otherwise acquire for consideration shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up of the Corporation) with the Junior Participating Preferred Shares, provided that the Corporation may at any time redeem, purchase or otherwise acquire any such parity shares in exchange for shares of stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up of the Corporation) to the Junior Participating Preferred Shares; or

                  (iv) purchase or otherwise acquire for consideration any Junior Participating Preferred Shares, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, determines in good faith will result in fair and equitable treatment among the respective series or classes.

         (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Section 4(a), purchase or otherwise acquire such shares at such time and in such manner.

         Section 5. Reacquired Shares. Any Junior Participating Preferred Shares purchased or otherwise acquired by the Corporation in any manner whatsoever shall become authorized but unissued shares of series preferred stock and may be reissued as part of a new series of series preferred stock to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth herein.

         Section 6. Liquidation, Dissolution or Winding Up. (a) Upon any voluntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding

up) to the Junior Participating Preferred Shares unless, prior thereto, the holders of Junior Participating Preferred Shares have received $1.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Junior Participating Liquidation Preference"). Following the payment of the full amount of the Junior Participating Liquidation Preference, no additional distributions shall be made to the holders of Junior Participating Preferred Shares unless, prior thereto, the holders of Common Shares and Unit Voting Shares have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Junior Participating Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in Section 6(c) to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Shares) (such number in clause (ii), the "Adjustment Number"). Following the payment of the full amount of the Junior Participating Liquidation Preference and the Common Adjustment in respect of all outstanding Junior Participating Preferred Shares and Common Shares and Unit Voting Shares, respectively, holders of Junior Participating Preferred Shares and holders of Common Shares and Unit Voting Shares shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio, on a per share basis, of the Adjustment Number to 1 with respect to such Junior Participating Preferred Shares and Common Shares and Unit Voting Shares, on a per share basis, respectively.

         (b) If, however, there are not sufficient assets available to permit payment in full of the Junior Participating Liquidation Preference and the liquidation preferences of all other series of series preferred stock, if any, which rank on a parity with the Junior Participating Preferred Shares, then such remaining assets shall be distributed ratably to the holders of the Junior Participating Preferred Shares and such parity stock in proportion to their respective liquidation preferences.

         (c) If the Corporation at any time following May 5, 1999 (i) declares any dividend on Common Shares payable in Common Shares, (ii) subdivides the outstanding Common Shares into a greater number of shares or (iii) combines the outstanding Common Shares into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

         Section 7. Consolidation, Merger, etc. If the Corporation enters into any consolidation, merger, combination or other transaction in which the Common Shares are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case, the Junior Participating Preferred Shares shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each Common Share is exchanged or changed. If the Corporation at any time (a) declares any dividend on Common Shares payable in Common Shares, (b) subdivides the outstanding Common Shares into a greater number of shares or (c) combines the outstanding Common Shares into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of Junior Participating Preferred Shares shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

         Section 8. Redemption. The Junior Participating Preferred Shares shall not be redeemable by the Corporation. The preceding sentence shall not be deemed to limit the ability of the Corporation to purchase or otherwise deal in such shares to the extent permitted by law.

         Section 9. Ranking. The Junior Participating Preferred Shares shall rank junior to all other series of the Corporation's series preferred stock (whether with or without par value), including, but not limited to, the Series A Cumulative Convertible Redeemable Preferred Stock, par value $0.01 per share, the Series B Cumulative Convertible Redeemable Preferred Stock, par value $0.01 per share, and all other series of the Corporation's series preferred stock ranking senior to or on a parity with such series of series preferred stock, as to the payment of dividends and the distribution of assets, unless the terms of any such series provide otherwise.

         Section 10. Amendment. Neither the Corporation's Charter nor any Articles Supplementary relating to the Junior Participating Preferred Shares shall be amended in any manner which would materially and adversely alter or change the preferences, rights or other terms of the Junior Participating Preferred Shares without the affirmative vote of the holders of a majority or more of the outstanding Junior Participating Preferred Shares, voting separately as a class.

         Section 11. Fractional Shares. Junior Participating Preferred Shares may be issued in fractions of a share that are integral multiples of one one-thousandth of a share, which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends and participate in distributions and to have the benefit of all other rights of holders of Junior Participating Preferred Shares.

         SECOND: The Junior Participating Preferred Shares have been classified and designated by the Board under the authority contained in Article Fifth of the Charter.

         THIRD: These Articles Supplementary have been approved by the Board in the manner and by the vote required by law.

         FOURTH: The undersigned Executive Vice President of the Corporation acknowledges these Articles Supplementary to be the act of the Corporation and, as to all matters or facts required to be verified under oath, such officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

         IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Executive Vice President and attested to by its Secretary on this 5th day of May, 1999.


                                    URBAN SHOPPING CENTERS, INC.




                                    By:
                                       -----------------------------------
                                        Adam S. Metz
                                        Executive Vice President

ATTEST:



-----------------------------------
Michael Hilborn
Secretary

                                                                       Exhibit B

                           [Form of Right Certificate]




Certificate No. R-                                           ____________ Rights

         NOT EXERCISABLE AFTER MAY 5, 2009 OR EARLIER IF THE RIGHTS EXPIRE UNDER CERTAIN CIRCUMSTANCES OR ARE EXCHANGED OR REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHT CERTIFICATE AND THE RIGHTS EVIDENCED HEREBY MAY BECOME VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]*

                                Right Certificate

                          URBAN SHOPPING CENTERS, INC.

         This certifies that                   , or registered assigns, is the
registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of May 5, 1999 (the "Rights Agreement"), between Urban Shopping Centers, Inc., a Maryland corporation (the "Company"), and First Chicago Trust Company of New York, as rights agent (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m. (Eastern time) on May 5, 2009 or notice of redemption or exchange at the office of the Rights Agent (or its successors as Rights Agent) designated for such purpose, one one-thousandth of a fully paid, non-assessable share of Junior Participating


----------
         * The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

Preferred Shares (a "Preferred Share") of the Company, at a purchase price of $128.00 per one one-thousandth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the appropriate Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Right Certificate (and the number of Preferred Shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per Preferred Share set forth above, are the number and Purchase Price as of May 5, 1999, based on the Preferred Shares as constituted at such date. Capitalized terms not defined in this Right Certificate that are defined in the Rights Agreement shall have the meanings ascribed to them in the Rights Agreement.

         Upon the occurrence of a Triggering Event, if the Rights evidenced by this Right Certificate are Beneficially Owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person, (ii) under certain circumstances specified in the Rights Agreement, a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of any such Triggering Event.

         As provided in the Rights Agreement, the Purchase Price and the number and kind of Preferred Shares or other securities which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

         This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under certain circumstances specified in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Company.

         This Right Certificate, with or without other Right Certificates, upon surrender at the principal corporate trust office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered entitled such holder to purchase. If this Right Certificate is exercised in part, the holder is entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

         Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.01 per

Right at any time prior to the earlier of (i) such time as any Person becomes an Acquiring Person or (ii) the close of business on the Final Expiration Date.

         No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

         No holder of this Right Certificate, as such, is entitled to vote or receive dividends or be deemed for any purpose the holder of Preferred Shares or of any other securities of the Company which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate are exercised as provided in the Rights Agreement.

         This Right Certificate is not valid or obligatory for any purpose until it has been countersigned by the Rights Agent.

         WITNESS the facsimile signature of the proper officers of the Company and its seal.

Dated as of _________________ ______, ____________

                                    URBAN SHOPPING CENTERS, INC.





                                     By:
                                         ------------------------------
                                     Name:
                                          -----------------------------
                                     Title:
                                           ----------------------------




Attest:    (SEAL)

------------------------------------
Name:
Title:


Countersigned:

FIRST CHICAGO TRUST COMPANY OF NEW YORK



By:
   ------------------------------------
    Authorized Signature

                   [Form of Reverse Side of Right Certificate]

                               FORM OF ASSIGNMENT

                (to be executed by the registered holder if such holder desires to transfer the Right Certificate)

FOR VALUE RECEIVED _____________________________________________________________
hereby sells, assigns and transfers unto________________________________________
                 (please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Date:_________________,_______                     _____________________________
,                                                  Signature

Signature Guaranteed:
                                   Certificate

         The undersigned hereby certifies by checking the appropriate boxes that:

         (1) this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

         (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Date:_________________,_______                     _____________________________
                                                   Signature





                                    Notice

         The signature to the foregoing Assignment and Certificate must correspond to the name as written on the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE
                          ----------------------------
                    (to be executed by the registered holder if such holder desires to exercise Rights evidenced by the Right Certificate)

To:      URBAN SHOPPING CENTERS, INC.

         The undersigned hereby irrevocably elects to exercise Rights evidenced by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of:

Please insert social security
or other identifying number:____________________________________________________

________________________________________________________________________________
                         (please print name and address)

         If such number of Rights is not all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number:____________________________________________________

________________________________________________________________________________
                         (please print name and address)


Date:_________________,_______                     _____________________________
                                                   Signature



Signature Guaranteed:

                                   Certificate

         The undersigned hereby certifies by checking the appropriate boxes that:

         (1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

         (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Date:_________________,_______                     _____________________________
                                                   Signature

                                     Notice

         The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written on the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.